UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

UNITED BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-16540	34-1405357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 South 4th Street, Martins Ferry, Ohio	43935-0010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 633-0445

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	UBCP	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 20, 2026, United Bancorp, Inc. issued a press release announcing the declaration by its Board of Directors on August 19, 2026 of the Company’s dividend for the third quarter of 2026, which will be payable on September 18, 2026 to shareholders of record on September 10, 2026. A copy of the press release is furnished herewith.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

The following exhibits are furnished herewith:

Exhibit
Number	Exhibit Description
99	Registrant’s press release dated August 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2026	United Bancorp, Inc.

/s/ Scott A. Everson
Scott A. Everson, Chief Executive Officer